UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period:	July 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNSAX

Putnam Small Cap Growth Fund

Semiannual report 12|31|13

A world of investing.®

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	24

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking companies with new ideas — and big futures

Putnam Small Cap Growth Fund manager Pam Gao looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects.

In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

In managing the fund’s portfolio, Pam works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth Examining company financials, including sales and earnings, and targeting those believed to offer growth potential.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation Considering how each stock is valued and seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Small Cap Growth Fund

Interview with your fund’s portfolio manager

Pam, what can you tell us about investing conditions for the six months ended December 31, 2013?

It was a very strong period for stocks of U.S. companies, particularly those of growing small companies, which are the focus of the fund. The S&P 500 Index, a common measure of broad stock market performance, delivered a return of 16.31% for the period. Small-cap growth stocks, as measured by the fund’s benchmark, the Russell 2000 Growth Index, gained 22.02%.

For the period — and for the 2013 calendar year — stocks rallied and achieved record highs without much volatility. One notable period of turbulence occurred in October, in response to the U.S. congressional budget debate, which led to a 16-day partial shutdown of the federal government.

How did the fund perform for the period?

The fund outperformed its benchmark, the Russell 2000 Growth Index, and the average return for funds in its Lipper peer group, Small-Cap Growth Funds.

Within the fund’s portfolio, what were some holdings that helped performance for the period?

The top performer for the period was the stock of Gentium, an Italy-based biophar-maceutical company. Gentium develops and manufactures therapies to treat and prevent a variety of rare diseases, including vascular

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund	5

diseases related to cancer treatments. In October, the European Commission granted marketing authorization for its lead product, Defitelio, which treats a rare liver condition.

Just before the close of the period, in December 2013, it was announced that Gentium would be acquired by Jazz Pharmaceuticals — which was also the second-best performing stock in the fund’s portfolio for the semiannual period. Jazz, a pharmaceutical company that specializes in treating rare conditions, has experienced strong growth in its core businesses, aided by strategic acquisitions that leverage the company’s favorable tax structure.

Rounding out the top three performers was another biopharmaceutical company, ViroPharma. The company develops and commercializes drugs that are designed to target rare and infectious diseases. Its leading product is Cinryze, approved in the United States for the prophylactic treatment of hereditary angioedema, and in Europe for acute and pre-surgical use. In November, it was announced that ViroPharma would be acquired by Shire, a specialty biopharmaceutical company. At the close of the period, Gentium and ViroPharma were no longer in the fund’s portfolio.

Can you discuss strategies or stocks that held back performance for the period?

The top detractor was Tile Shop Holdings, a rapidly expanding specialty retailer of manufactured and natural stone tiles and related accessories. While we believe the company offers attractive growth potential, shares of its stock plunged following reports of an investigation of its financial statements.

The biopharmaceutical industry was among the strongest-performing areas of the market during the period, as evidenced by

Allocations are shown as a percentage of the fund’s net assets as of 12/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Growth Fund

the portfolio’s top contributors. However, fund performance was dampened by our decision to not own the stock of Alnylam Pharmaceuticals — another biopharma stock that advanced considerably.

Another disappointing holding for the period was The Providence Service Corporation, which offers government-sponsored social services. The company offers services that are provided in homes or community-based settings rather than institutional care. The company has experienced strong growth, in part due to a growing population of potential clients. We believe this growth trend can continue as governments seek to control costs and turn to privatized social services. The stock declined during the period due to investor concerns about contract renewals and the loss of a contract with the state of Mississippi.

What is your outlook for the markets and the fund?

After the record-breaking performance of U.S. stocks throughout 2013, we believe it is quite possible that stocks may encounter volatility and deliver more modest returns in the months ahead.

Against this backdrop, we will stay focused on our research and our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing cash flows. Moreover, we will seek companies with valuations that we consider to be attractive relative to their long-term growth potential.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Growth Fund	7

Thanks for your time and for bringing us up to date, Pam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. A CFA charterholder, she has been in the investment industry since she originally joined Putnam in 2000.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Growth Fund

IN THE NEWS

The rate of inflation remains extremely

subdued in the world’s developed economies, despite record monetary stimulus efforts by central banks. Economic growth may be improving, but prices for goods and services have stayed remarkably steady. In December, the U.S. core inflation figure, which excludes gas and food prices, rose by 0.1%, while the eurozone’s core rate estimate for January was 0.8% — sparking fears of deflation amid a still-fragile European economic recovery. Deflation — a decline in prices — can lead consumers to postpone major purchases, placing a drag on economic growth, as was the case in Japan for decades. Very low inflation can also be unhealthy, reflecting weak demand that curtails wages, corporate profits, and overall growth. U.S. inflation has been below the Fed’s target rate of 2% for most of the past two years. In Europe, the situation is more challenging, with European Central Bank (ECB) forecasts showing that subdued inflation will persist for some time, with an average 1.3% rate into 2015, well below the ECB’s target of 2%.

Small Cap Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.73%	11.32%	11.31%	11.31%	10.89%	10.89%	11.18%	10.93%	11.45%	11.91%

10 years	104.83	93.05	93.23	93.23	90.01	90.01	94.96	88.13	99.92	110.09
Annual average	7.43	6.80	6.81	6.81	6.63	6.63	6.90	6.52	7.17	7.71

5 years	162.31	147.23	153.52	151.52	152.67	152.67	156.01	147.05	159.14	165.68
Annual average	21.27	19.84	20.45	20.26	20.37	20.37	20.68	19.83	20.98	21.58

3 years	62.11	52.79	59.02	56.02	58.58	58.58	59.71	54.12	60.98	63.35
Annual average	17.47	15.18	16.72	15.98	16.61	16.61	16.89	15.51	17.20	17.77

1 year	47.55	39.07	46.51	41.51	46.49	45.49	46.82	41.68	47.21	47.97

6 months	27.12	19.81	26.58	21.58	26.63	25.63	26.77	22.33	26.95	27.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Small Cap Growth Fund

Comparative index returns For periods ended 12/31/13

		Lipper Small-Cap Growth
	Russell 2000 Growth Index	Funds category average*

Annual average (life of fund)	6.23%	8.23%

10 years	145.69	138.15
Annual average	9.41	8.95

5 years	176.74	176.67
Annual average	22.58	22.40

3 years	59.43	57.13
Annual average	16.82	16.17

1 year	43.30	42.30

6 months	22.02	21.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/13, there were 527, 513, 457, 400, 264, and 119 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/13	$22.97	$24.37	$21.03	$20.95	$21.67	$22.46	$22.45	$23.53

12/31/13	29.20	30.98	26.62	26.53	27.47	28.47	28.50	29.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Growth Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/13	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for
the six-month period ended
12/31/13*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2013, to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.10	$11.37	$11.37	$9.95	$8.52	$5.67

Ending value (after expenses)	$1,271.20	$1,265.80	$1,266.30	$1,267.70	$1,269.50	$1,272.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2013, use the following calculation method. To find the value of your investment on July 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$8.84	$7.58	$5.04

Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,016.43	$1,017.69	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2013, Putnam employees had approximately $438,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

16	Small Cap Growth Fund

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in

Small Cap Growth Fund	17

executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in

18	Small Cap Growth Fund

the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case

Small Cap Growth Fund	19

of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20	Small Cap Growth Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 525, 469 and 411 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year period ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2009. They noted Putnam Management’s view that performance in 2009 suffered as a result

Small Cap Growth Fund	21

of the fund’s defensive positioning going into the market rally that began in March 2009, as well as poor stock selection in the industrials and heath care sectors.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They observed that, in April 2010, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2012. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

22	Small Cap Growth Fund

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Small Cap Growth Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Small Cap Growth Fund

The fund’s portfolio 12/31/13 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value

Aerospace and defense (1.2%)
Astronics Corp. †	12,158	$620,058

HEICO Corp.	10,617	615,255

Sparton Corp. †	25,587	715,157

		1,950,470
Airlines (1.0%)
Hawaiian Holdings, Inc. † S	39,711	382,417

Republic Airways Holdings, Inc. †	25,894	276,807

Spirit Airlines, Inc. †	20,777	943,484

		1,602,708
Auto components (0.4%)
Tenneco, Inc. †	11,360	642,635

		642,635
Biotechnology (5.3%)
ACADIA Pharmaceuticals, Inc. † S	21,800	544,782

Aegerion Pharmaceuticals, Inc. † S	3,684	261,417

Alkermes PLC †	18,424	749,120

Ariad Pharmaceuticals, Inc. † S	66,800	455,576

Array BioPharma, Inc. † S	61,410	307,664

Biospecifics Technologies Corp. †	11,476	248,685

Conatus Pharmaceuticals, Inc. †	8,904	57,431

Cubist Pharmaceuticals, Inc. † S	27,270	1,878,085

Exact Sciences Corp. † S	5,236	61,209

Incyte Corp., Ltd. † S	7,778	393,800

Insys Therapeutics, Inc. † S	17,297	669,567

Isis Pharmaceuticals, Inc. †	9,723	387,364

Lexicon Pharmaceuticals, Inc. † S	83,124	149,623

Nanosphere, Inc. † S	147,546	337,880

NewLink Genetics Corp. † S	13,100	288,331

NPS Pharmaceuticals, Inc. †	21,254	645,271

PDL BioPharma, Inc. S	18,013	152,030

Receptos, Inc. †	7,471	216,584

Repligen Corp. † S	29,374	400,661

Threshold Pharmaceuticals, Inc. †	69,300	323,631

United Therapeutics Corp. † S	1,913	216,322

		8,745,033
Building products (1.1%)
Trex Co., Inc. † S	23,335	1,855,833

		1,855,833
Capital markets (1.5%)
Greenhill & Co., Inc.	7,471	432,870

HFF, Inc. Class A †	45,034	1,209,163

Safeguard Scientifics, Inc. †	40,126	806,131

		2,448,164
Chemicals (3.4%)
Chemtura Corp. †	42,022	1,173,254

FutureFuel Corp.	40,940	646,852

Innophos Holdings, Inc.	9,261	450,085

Innospec, Inc.	21,133	976,767

Koppers Holdings, Inc.	6,857	313,708

Small Cap Growth Fund	25

COMMON STOCKS (97.6%)* cont.	Shares	Value

Chemicals cont.
Landec Corp. †	50,356	$610,315

LSB Industries, Inc. †	18,530	760,101

Tronox, Ltd. Class A S	10,746	247,910

Zep, Inc.	23,540	427,486

		5,606,478
Commercial banks (0.8%)
Eagle Bancorp, Inc.	24,093	737,969

PacWest Bancorp S	12,896	544,469

		1,282,438
Commercial services and supplies (1.4%)
G&K Services, Inc. Class A	3,600	224,028

KAR Auction Services, Inc.	42,825	1,265,479

Mine Safety Appliances Co.	10,542	539,856

US Ecology, Inc.	5,882	218,752

		2,248,115
Communications equipment (4.0%)
Arris Group, Inc. †	14,022	341,646

Aruba Networks, Inc. † S	15,059	269,556

CalAmp Corp. †	45,870	1,282,984

Calix, Inc. †	23,233	223,966

EchoStar Corp. Class A †	42,204	2,098,383

Plantronics, Inc.	6,141	285,249

Procera Networks, Inc. † S	31,012	465,800

Ruckus Wireless, Inc. †	38,995	553,729

ShoreTel, Inc. †	42,300	392,544

Ubiquiti Networks, Inc. † S	13,386	615,221

		6,529,078
Computers and peripherals (0.2%)
Silicon Graphics International Corp. †	27,413	367,608

		367,608
Consumer finance (1.5%)
Credit Acceptance Corp. †	5,731	744,973

DFC Global Corp. †	25,382	290,624

Encore Capital Group, Inc. †	16,273	817,881

Portfolio Recovery Associates, Inc. † S	12,282	648,981

		2,502,459
Distributors (1.4%)
Core-Mark Holding Co., Inc.	12,896	979,193

Pool Corp.	7,983	464,132

VOXX International Corp. †	48,971	817,816

		2,261,141
Diversified consumer services (2.0%)
Ascent Capital Group, Inc. Class A †	3,684	315,203

Bright Horizons Family Solutions, Inc. †	20,572	755,815

Grand Canyon Education, Inc. †	8,085	352,506

ITT Educational Services, Inc. † S	48,104	1,615,332

LifeLock, Inc. † S	19,100	313,431

		3,352,287
Diversified telecommunication services (0.8%)
IDT Corp. Class B	26,100	466,407

inContact, Inc. †	39,404	307,745

26	Small Cap Growth Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Diversified telecommunication services cont.
Inteliquent, Inc.	37,357	$426,617

Iridium Communications, Inc. † S	33,570	210,148

		1,410,917
Electrical equipment (4.0%)
AZZ, Inc.	21,186	1,035,148

Brady Corp. Class A	16,273	503,324

EnerSys S	15,966	1,119,057

Franklin Electric Co., Inc. S	37,658	1,681,053

Generac Holdings, Inc.	26,384	1,494,390

II-VI, Inc. †	31,114	547,606

Polypore International, Inc. † S	6,448	250,827

		6,631,405
Electronic equipment, instruments, and components (1.5%)
Anixter International, Inc. †	8,597	772,354

FEI Co.	6,816	609,078

MTS Systems Corp.	6,891	490,984

Tech Data Corp. †	10,985	566,826

		2,439,242
Energy equipment and services (0.3%)
Key Energy Services, Inc. † S	58,186	459,669

		459,669
Food and staples retail (0.7%)
Roundy’s, Inc.	61,000	601,460

United Natural Foods, Inc. † S	7,778	586,383

		1,187,843
Food products (0.6%)
Boulder Brands, Inc. †	14,022	222,389

Hain Celestial Group, Inc. (The) †	3,991	362,303

S&W Seed Co. † S	52,096	362,067

		946,759
Health-care equipment and supplies (7.4%)
Abaxis, Inc. † S	6,755	270,335

Accuray, Inc. † S	59,260	516,155

Alere, Inc. †	16,785	607,617

Align Technology, Inc. † S	10,235	584,930

Conmed Corp.	23,843	1,013,328

Cyberonics, Inc. †	6,141	402,297

DexCom, Inc. †	12,179	431,258

GenMark Diagnostics, Inc. † S	88,003	1,171,320

Globus Medical, Inc. Class A † S	26,304	530,815

Greatbatch, Inc. †	28,127	1,244,338

Haemonetics Corp. † S	12,384	521,738

Hill-Rom Holdings, Inc.	14,840	613,486

Insulet Corp. † S	19,037	706,273

NxStage Medical, Inc. †	28,760	287,600

OraSure Technologies, Inc. †	47,900	301,291

STAAR Surgical Co. †	75,350	1,219,917

Steris Corp.	13,407	644,206

TearLab Corp. † S	18,013	168,241

Thoratec Corp. †	11,100	406,260

Trinity Biotech PLC ADR (Ireland)	23,335	586,642

		12,228,047

Small Cap Growth Fund	27

COMMON STOCKS (97.6%)* cont.	Shares	Value

Health-care providers and services (3.0%)
AmSurg Corp. †	11,402	$523,580

Centene Corp. †	6,005	353,995

Chemed Corp. S	11,156	854,773

HealthSouth Corp.	6,910	230,241

Magellan Health Services, Inc. †	7,369	441,477

MWI Veterinary Supply, Inc. †	6,243	1,064,993

Providence Service Corp. (The) †	24,768	637,033

WellCare Health Plans, Inc. †	12,026	846,871

		4,952,963
Health-care technology (0.8%)
athenahealth, Inc. †	2,865	385,343

Computer Programs & Systems, Inc. S	5,083	314,180

MedAssets, Inc. †	27,429	543,917

		1,243,440
Hotels, restaurants, and leisure (2.8%)
AFC Enterprises †	10,272	395,472

Bally Technologies, Inc. † S	6,300	494,235

Marcus Corp.	27,429	368,646

Papa John’s International, Inc.	25,792	1,170,957

Penn National Gaming, Inc. †	45,100	646,283

Ruby Tuesday, Inc. †	50,200	347,886

Town Sports International Holdings, Inc.	33,972	501,427

Vail Resorts, Inc.	8,445	635,317

		4,560,223
Household durables (0.7%)
La-Z-Boy, Inc.	9,723	301,413

Ryland Group, Inc. (The) S	13,817	599,796

SodaStream International, Ltd. (Israel) † S	5,015	248,945

		1,150,154
Household products (0.4%)
Harbinger Group, Inc. †	53,631	635,527

		635,527
Insurance (0.7%)
Stewart Information Services Corp. S	18,013	581,280

Third Point Reinsurance, Ltd. (Bermuda) †	26,808	496,752

		1,078,032
Internet and catalog retail (1.5%)
Blue Nile, Inc. † S	11,156	525,336

HSN, Inc.	11,731	730,841

RetailMeNot, Inc. †	28,100	808,999

Shutterfly, Inc. † S	5,629	286,685

zulily, Inc. Class A †	2,371	98,231

		2,450,092
Internet software and services (3.6%)
Angie’s List, Inc. † S	5,322	80,628

Blucora, Inc. †	25,792	752,095

Brightcove, Inc. †	44,289	626,246

Cornerstone OnDemand, Inc. † S	14,977	798,873

IntraLinks Holdings, Inc. †	75,125	909,764

NIC, Inc. †	19,241	478,524

OpenTable, Inc. † S	6,141	487,411

28	Small Cap Growth Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Internet software and services cont.
SciQuest, Inc. † S	12,282	$349,791

ValueClick, Inc. † S	17,297	404,231

Vocus, Inc. †	26,109	297,382

XO Group, Inc. †	48,104	714,825

		5,899,770
IT Services (1.6%)
Acxiom Corp. †	23,950	885,671

CSG Systems International, Inc.	11,156	327,986

Global Cash Access Holdings, Inc. †	58,544	584,855

MAXIMUS, Inc.	10,235	450,238

VeriFone Systems, Inc. †	12,589	337,637

		2,586,387
Leisure equipment and products (0.4%)
Brunswick Corp.	15,356	707,297

		707,297
Life sciences tools and services (0.1%)
Sequenom, Inc. † S	96,618	226,086

		226,086
Machinery (3.8%)
Altra Industrial Motion Corp.	22,721	777,513

Chart Industries, Inc. †	11,356	1,086,088

Greenbrier Cos., Inc. (The) † S	27,429	900,768

Kadant, Inc.	12,179	493,493

L.B. Foster Co. Class A	13,862	655,534

Navistar International Corp. †	9,825	375,217

Standex International Corp.	12,896	810,900

TriMas Corp. †	29,356	1,171,011

		6,270,524
Marine (0.4%)
Diana Shipping, Inc. (Greece) † S	26,000	345,540

Matson, Inc.	11,053	288,594

		634,134
Media (1.6%)
Carmike Cinemas, Inc. †	31,831	886,175

LIN Media, LLC Class A †	32,445	931,496

Sinclair Broadcast Group, Inc. Class A	23,281	831,830

		2,649,501
Metals and mining (0.3%)
Horsehead Holding Corp. † S	35,413	574,045

		574,045
Multiline retail (0.3%)
Big Lots, Inc. †	15,147	489,097

		489,097
Oil, gas, and consumable fuels (3.9%)
Alpha Natural Resources, Inc. † S	144,928	1,034,786

Callon Petroleum Co. †	76,660	500,590

Delek US Holdings, Inc.	30,500	1,049,505

Gulfport Energy Corp. †	4,810	303,752

Kodiak Oil & Gas Corp. † S	60,898	682,667

Rosetta Resources, Inc. † S	9,634	462,817

StealthGas, Inc. (Greece) †	81,470	830,179

Swift Energy Co. † S	14,202	191,727

Small Cap Growth Fund	29

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Vaalco Energy, Inc. †	41,042	$282,779

W&T Offshore, Inc. S	25,786	412,576

World Fuel Services Corp. S	15,864	684,690

		6,436,068
Paper and forest products (0.1%)
Louisiana-Pacific Corp. †	9,313	172,384

		172,384
Pharmaceuticals (5.4%)
Auxilium Pharmaceuticals, Inc. †	31,216	647,420

Endo Health Solutions, Inc. †	12,077	814,714

Impax Laboratories, Inc. †	20,000	502,800

Jazz Pharmaceuticals PLC †	27,666	3,501,409

Medicines Co. (The) †	17,419	672,722

Prestige Brands Holdings, Inc. †	32,240	1,154,192

Questcor Pharmaceuticals, Inc. S	10,746	585,120

Salix Pharmaceuticals, Ltd. †	6,327	569,050

Sucampo Pharmaceuticals, Inc. Class A †	42,300	397,620

		8,845,047
Professional services (3.6%)
Barrett Business Services, Inc.	12,179	1,129,480

Corporate Executive Board Co. (The)	7,573	586,377

Kforce, Inc. S	25,280	517,229

On Assignment, Inc. †	37,145	1,297,103

TrueBlue, Inc. †	51,277	1,321,921

WageWorks, Inc. †	19,126	1,136,849

		5,988,959
Real estate investment trusts (REITs) (1.3%)
CoreSite Realty Corp. S	8,535	274,742

Education Realty Trust, Inc.	46,057	406,223

Geo Group, Inc. (The)	10,392	334,830

PS Business Parks, Inc.	9,313	711,699

Sovran Self Storage, Inc.	6,038	393,496

		2,120,990
Road and rail (1.7%)
Con-way, Inc.	20,572	816,914

Quality Distribution, Inc. †	63,764	818,092

Swift Transportation Co. † S	53,953	1,198,296

		2,833,302
Semiconductors and semiconductor equipment (4.1%)
Cavium, Inc. †	7,676	264,899

Ceva, Inc. †	33,135	504,315

Cirrus Logic, Inc. † S	21,800	445,374

Fairchild Semiconductor International, Inc. †	27,736	370,276

GT Advanced Technologies, Inc. †	8,841	77,094

Integrated Silicon Solutions, Inc. †	35,208	425,665

Magnachip Semiconductor Corp. (South Korea) †	30,107	587,087

Mellanox Technologies, Ltd. (Israel) † S	10,849	433,635

Microsemi Corp. †	17,501	436,650

Omnivision Technologies, Inc. † S	26,586	457,279

Photronics, Inc. † S	77,061	695,861

RF Micro Devices, Inc. † S	120,671	622,662

30	Small Cap Growth Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Semtech Corp. †	9,211	$232,854

Silicon Image, Inc. †	114,427	703,726

Synaptics, Inc. † S	10,337	535,560

		6,792,937
Software (8.6%)
Actuate Corp. †	119,649	922,494

Aspen Technology, Inc. †	24,806	1,036,891

AVG Technologies NV (Netherlands) † S	12,691	218,412

Bottomline Technologies, Inc. † S	9,416	340,483

BroadSoft, Inc. †	5,322	145,503

Commvault Systems, Inc. †	9,825	735,696

Infoblox, Inc. †	15,192	501,640

Manhattan Associates, Inc. †	13,438	1,578,696

Mentor Graphics Corp.	44,467	1,070,321

Netscout Systems, Inc. †	18,116	536,052

PTC, Inc. †	23,642	836,690

QLIK Technologies, Inc. †	7,471	198,953

SolarWinds, Inc. †	17,300	654,459

SS&C Technologies Holdings, Inc. †	22,417	992,176

TiVo, Inc. †	33,468	439,100

Tyler Technologies, Inc. †	12,896	1,317,068

Ultimate Software Group, Inc. † S	10,436	1,599,004

Verint Systems, Inc. †	15,250	654,835

Zynga, Inc. Class A †	84,950	322,810

		14,101,283
Specialty retail (3.7%)
ANN, Inc. †	16,273	594,941

Brown Shoe Co., Inc.	17,808	501,117

Buckle, Inc. (The) S	5,376	282,563

Destination Maternity Corp.	30,500	911,340

Five Below, Inc. † S	5,364	231,725

Genesco, Inc. † S	6,026	440,260

Lumber Liquidators Holdings, Inc. † S	4,401	452,819

Men’s Wearhouse, Inc. (The)	5,442	277,977

Pier 1 Imports, Inc. S	14,226	328,336

Sears Hometown and Outlet Stores, Inc. †	9,006	229,653

Select Comfort Corp. † S	19,446	410,116

Sonic Automotive, Inc. Class A S	27,151	664,656

Tile Shop Holdings, Inc. † S	39,251	709,266

		6,034,769
Textiles, apparel, and luxury goods (0.5%)
Crocs, Inc. †	16,171	257,442

Perry Ellis International, Inc. †	21,595	340,985

Steven Madden, Ltd. †	8,290	303,331

		901,758
Thrifts and mortgage finance (0.8%)
BofI Holding, Inc. † S	10,272	805,633

Heritage Financial Group, Inc. †	26,508	510,279

		1,315,912

Small Cap Growth Fund	31

COMMON STOCKS (97.6%)* cont.	Shares	Value

Trading companies and distributors (1.3%)
Beacon Roofing Supply, Inc. †	14,743	$593,848

DXP Enterprises, Inc. †	8,443	972,634

WESCO International, Inc. † S	5,833	531,210

		2,097,692
Wireless telecommunication services (0.1%)
RingCentral, Inc. Class A †	6,184	113,600

		113,600

Total common stocks (cost $113,964,856)		$160,560,302

SHORT-TERM INVESTMENTS (21.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	31,733,102	$31,733,102

Putnam Short Term Investment Fund 0.08% L	4,169,412	4,169,412

Total short-term investments (cost $35,902,514)		$35,902,514

TOTAL INVESTMENTS

Total investments (cost $149,867,370)		$196,462,816

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $164,498,438.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

32	Small Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$25,198,954	$—	$—

Consumer staples	2,770,129	—	—

Energy	6,895,737	—	—

Financials	10,747,995	—	—

Health care	36,240,616	—	—

Industrials	32,113,142	—	—

Information technology	38,716,305	—	—

Materials	6,352,907	—	—

Telecommunication services	1,524,517	—	—

Total common stocks	160,560,302	—	—

Short-term investments	4,169,412	31,733,102	—

Totals by level	$164,729,714	$31,733,102	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	33

Statement of assets and liabilities 12/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $31,031,014 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $113,964,856)	$160,560,302
Affiliated issuers (identified cost $35,902,514) (Notes 1 and 5)	35,902,514

Dividends, interest and other receivables	151,122

Receivable for shares of the fund sold	195,461

Receivable for investments sold	561,048

Total assets	197,370,447

LIABILITIES

Payable to custodian	42,242

Payable for investments purchased	607,812

Payable for shares of the fund repurchased	141,684

Payable for compensation of Manager (Note 2)	85,315

Payable for custodian fees (Note 2)	7,585

Payable for investor servicing fees (Note 2)	27,760

Payable for Trustee compensation and expenses (Note 2)	68,928

Payable for administrative services (Note 2)	1,078

Payable for distribution fees (Note 2)	98,059

Collateral on securities loaned, at value (Note 1)	31,733,102

Other accrued expenses	58,444

Total liabilities	32,872,009

Net assets	$164,498,438

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$178,925,047

Accumulated net investment loss (Note 1)	(717,426)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(60,304,629)

Net unrealized appreciation of investments	46,595,446

Total — Representing net assets applicable to capital shares outstanding	$164,498,438

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($128,563,519 divided by 4,402,585 shares)	$29.20

Offering price per class A share (100/94.25 of $29.20)*	$30.98

Net asset value and offering price per class B share ($1,180,626 divided by 44,344 shares)**	$26.62

Net asset value and offering price per class C share ($7,681,374 divided by 289,559 shares)**	$26.53

Net asset value and redemption price per class M share ($1,379,040 divided by 50,195 shares)	$27.47

Offering price per class M share (100/96.50 of $27.47)*	$28.47

Net asset value, offering price and redemption price per class R share
($11,375,836 divided by 399,130 shares)	$28.50

Net asset value, offering price and redemption price per class Y share
($14,318,043 divided by 478,069 shares)	$29.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34	Small Cap Growth Fund

Statement of operations Six months ended 12/31/13 (Unaudited)

INVESTMENT INCOME

Dividends	$410,192

Interest (including interest income of $1,495 from investments in affiliated issuers) (Note 5)	1,805

Securities lending (Note 1)	51,981

Total investment income	463,978

EXPENSES

Compensation of Manager (Note 2)	456,990

Investor servicing fees (Note 2)	175,016

Custodian fees (Note 2)	8,894

Trustee compensation and expenses (Note 2)	5,181

Distribution fees (Note 2)	213,784

Administrative services (Note 2)	2,377

Other	82,764

Total expenses	945,006

Expense reduction (Note 2)	(3,265)

Net expenses	941,741

Net investment loss	(477,763)

Net realized gain on investments (Notes 1 and 3)	11,994,354

Net realized loss on foreign currency transactions (Note 1)	(7)

Net unrealized appreciation of investments during the period	23,130,924

Net gain on investments	35,125,271

Net increase in net assets resulting from operations	$34,647,508

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	35

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/13*	Year ended 6/30/13

Operations:
Net investment income (loss)	$(477,763)	$543,356

Net realized gain on investments
and foreign currency transactions	11,994,347	13,451,125

Net unrealized appreciation of investments	23,130,924	12,833,906

Net increase in net assets resulting from operations	34,647,508	26,828,387

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(380,484)

Class R	—	(16,086)

Class Y	—	(54,526)

Redemption fees (Note 1)	—	4,380

Increase (decrease) from capital share transactions (Note 4)	1,994,443	(10,876,261)

Total increase in net assets	36,641,951	15,505,410

NET ASSETS

Beginning of period	127,856,487	112,351,077

End of period (including accumulated net investment loss
of $717,426 and $239,663, respectively)	$164,498,438	$127,856,487

* Unaudited

The accompanying notes are an integral part of these financial statements.

36	Small Cap Growth Fund

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Small Cap Growth Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
December 31, 2013**	$22.97	(.08)	6.31	6.23	—	—	—	—	$29.20	27.12 *	$128,564	.63 *	(.31) *	32 *
June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	— [d]	—	22.97	25.58	101,158	1.25	.50	98
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	— [d]	— [d,e]	18.37	(7.92)	90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	— [d]	— [d,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	— [d]	—	13.70	19.76	90,417	1.39 [g]	(.67) [g]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	— [d]	—	11.44	(33.37)	106,055	1.47 [g]	(.79) [g]	133

Class B
December 31, 2013**	$21.03	(.16)	5.75	5.59	—	—	—	—	$26.62	26.58 *	$1,181	1.00 *	(.68) *	32 *
June 30, 2013	16.86	(.06)	4.23	4.17	—	—	— [d]	—	21.03	24.73	679	2.00	(.30)	98
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	— [d]	— [d,e]	16.86	(8.37)	195	1.70 [h]	(.97) [h]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	— [d]	— [d,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	— [d]	—	12.73	18.86	4,020	2.14 [g]	(1.38) [g]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	— [d]	—	10.71	(33.89)	7,724	2.22 [g]	(1.55) [g]	133

Class C
December 31, 2013**	$20.95	(.16)	5.74	5.58	—	—	—	—	$26.53	26.63 *	$7,681	1.00 *	(.68) *	32 *
June 30, 2013	16.80	(.05)	4.20	4.15	—	—	— [d]	—	20.95	24.70	5,703	2.00	(.26)	98
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	— [d]	— [d,e]	16.80	(8.65)	4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	— [d]	— [d,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	— [d]	—	12.72	18.77	5,266	2.14 [g]	(1.41) [g]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	— [d]	—	10.71	(33.85)	5,859	2.22 [g]	(1.55) [g]	133

Class M
December 31, 2013**	$21.67	(.14)	5.94	5.80	—	—	—	—	$27.47	26.77 *	$1,379	.88 *	(.56) *	32 *
June 30, 2013	17.33	— [d]	4.34	4.34	—	—	— [d]	—	21.67	25.04	1,024	1.75	.02	98
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	— [d]	— [d,e]	17.33	(8.45)	1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	— [d]	— [d,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	— [d]	—	13.06	19.16	1,149	1.89 [g]	(1.16) [g]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	— [d]	—	10.96	(33.70)	1,086	1.97 [g]	(1.30) [g]	133

Class R
December 31, 2013**	$22.45	(.11)	6.16	6.05	—	—	—	—	$28.50	26.95 *	$11,376	.75 *	(.43) *	32 *
June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	— [d]	—	22.45	25.32	9,279	1.50	.24	98
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	— [d]	— [d,e]	17.95	(8.18)	7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	— [d]	— [d,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	— [d]	—	13.46	19.43	5,355	1.64 [g]	(.92) [g]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	— [d]	—	11.27	(33.51)	4,910	1.72 [g]	(1.05) [g]	133

Class Y
December 31, 2013**	$23.53	(.05)	6.47	6.42	—	—	—	—	$29.95	27.28 *	$14,318	.50 *	(.18) *	32 *
June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	— [d]	—	23.53	25.95	10,013	1.00	.74	98
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	— [d]	— [d,e]	18.81	(7.75)	7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	— [d]	— [d,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	— [d]	—	13.97	20.12	7,079	1.14 [g]	(.41) [g]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	— [d]	—	11.63	(33.24)	7,094	1.22 [g]	(.55) [g]	133

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Small Cap Growth Fund	Small Cap Growth Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

40	Small Cap Growth Fund

Notes to financial statements 12/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2013 through December 31, 2013.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in the stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2013, the index was composed of companies having market capitalizations of between $56.29 million and $4.25 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Small Cap Growth Fund	41

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC,

42	Small Cap Growth Fund

a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $31,031,014 and the fund received cash collateral of $31,733,102.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2013, the fund had a capital loss carryover of $72,202,090 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$26,497,001	N/A	$26,497,001	June 30, 2017

45,705,089	N/A	45,705,089	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $239,662 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and June 30, 2013, and (ii) specified ordinary losses recognized during the period between November 1, 2012 and June 30, 2013), to its fiscal year ending June 30, 2014.

Small Cap Growth Fund	43

The aggregate identified cost on a tax basis is $149,964,256, resulting in gross unrealized appreciation and depreciation of $49,832,189 and $3,333,629, respectively, or net unrealized appreciation of $46,498,560.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance

44	Small Cap Growth Fund

period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.316% of the fund’s average net assets before a decrease of $5,595 (0.004% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$137,880	Class R	12,552

Class B	1,069	Class Y	14,221

Class C	7,861	Total	$175,016

Class M	1,433

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $124 under the expense offset arrangements and by $3,141 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Small Cap Growth Fund	45

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$145,157	Class M	4,531

Class B	4,512	Class R	26,423

Class C	33,161	Total	$213,784

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,718 and $154 from the sale of class A and class M shares, respectively, and received $412 and $93 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $49,264,250 and $46,261,108, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/13		Year ended 6/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	353,461	$9,359,006	414,386	$8,706,750

Shares issued in connection with
reinvestment of distributions	—	—	19,189	367,861

	353,461	9,359,006	433,575	9,074,611

Shares repurchased	(353,922)	(9,285,733)	(957,999)	(19,503,646)

Net increase (decrease)	(461)	$73,273	(524,424)	$(10,429,035)

	Six months ended 12/31/13		Year ended 6/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	17,158	$417,948	39,308	$773,946

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	17,158	417,948	39,308	773,946

Shares repurchased	(5,094)	(119,591)	(18,601)	(373,461)

Net increase	12,064	$298,357	20,707	$400,485

46	Small Cap Growth Fund

	Six months ended 12/31/13		Year ended 6/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	44,166	$1,074,436	31,126	$610,064

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	44,166	1,074,436	31,126	610,064

Shares repurchased	(26,804)	(632,474)	(53,853)	(1,005,427)

Net increase (decrease)	17,362	$441,962	(22,727)	$(395,363)

	Six months ended 12/31/13		Year ended 6/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	5,821	$144,414	4,720	$92,940

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,821	144,414	4,720	92,940

Shares repurchased	(2,878)	(69,958)	(18,530)	(355,626)

Net increase (decrease)	2,943	$74,456	(13,810)	$(262,686)

	Six months ended 12/31/13		Year ended 6/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	35,824	$915,979	78,076	$1,580,163

Shares issued in connection with
reinvestment of distributions	—	—	841	15,778

	35,824	915,979	78,917	1,595,941

Shares repurchased	(49,970)	(1,294,152)	(106,600)	(2,163,934)

Net decrease	(14,146)	$(378,173)	(27,683)	$(567,993)

	Six months ended 12/31/13		Year ended 6/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	102,182	$2,830,990	117,114	$2,494,857

Shares issued in connection with
reinvestment of distributions	—	—	2,719	53,320

	102,182	2,830,990	119,833	2,548,177

Shares repurchased	(49,592)	(1,346,422)	(105,389)	(2,169,846)

Net increase	52,590	$1,484,568	14,444	$378,331

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,655,054	$27,481,199	$26,966,841	$1,495	$4,169,412

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Small Cap Growth Fund	47

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Goldman Sachs Bank USA	Total

Assets:

Securities on loan**	$31,031,014	$31,031,014

Total Assets	$31,031,014	$31,031,014

Liabilities:

Total Liabilities	$—	$—

Total Financial and Derivative Net Assets	$31,031,014	$31,031,014

Total collateral received (pledged)##†	$31,031,014	$31,031,014

Net amount	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown.

48	Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

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SA076
285156 2/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014